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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  May 1, 1997
                                  -----------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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            (Exact name of registrant as specified in its charter)

        Delaware                1-7725             36-2687938
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(State of incorporation)     (Commission          (IRS Employer
                              File No.)        Identification No.)

                6111 North River Road, Rosemont, Illinois 60018
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             (Address of principal executive offices)  (Zip code)

                                (847) 698-3000
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              Registrant's telephone number, including area code

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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Terms Agreement dated May 1, 1997 by and among the Company and Smith Barney Inc., BancAmerica Securities, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Capital Markets, Inc. and Salomon Brothers Inc.

     4.1 Form of Specimen Global Notes relating to the Company's 6.50% Notes due April 30, 1999.

     4.2 Form of Specimen Definitive Note relating to the Company's 6.50% Notes due April 30, 1999.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Company's 6.50% Notes Due April 30, 1999.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMDISCO, INC.


Date:  May 6, 1997                   By: /s/ Jeremiah M. Fitzgerald
                                         --------------------------------------
                                         Jeremiah M. Fitzgerald, Vice President
                                         and General Counsel

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